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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 14, 2002



                                ADMINISTAFF, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                        1-13998                76-0479645
(State or other jurisdiction of         (Commission           (I.R.S. Employer
       incorporation)                   File Number)         Identification No.)



                          19001 CRESCENT SPRINGS DRIVE
                              KINGWOOD, TEXAS 77339
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (281) 358-8986


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

       (c)     Exhibits.

               99.1 Statement Under Oath of Principal Executive Officer
                    Regarding Facts and Circumstances Relating to Exchange Act Filings.

               99.2 Statement Under Oath of Principal Financial Officer
                    Regarding Facts and Circumstances Relating to Exchange Act Filings.

               99.3 Certification of Chief Executive Officer Pursuant to 18
                    U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

               99.4 Certification of Chief Financial Officer Pursuant to 18
                    U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

               99.5 Press Release dated August 14, 2002.

ITEM 9.        REGULATION FD DISCLOSURE.

         On August 14, 2002, each of the Principal Executive Officer, Paul J. Sarvadi, and Principal Financial Officer, Richard G. Rawson, of Administaff, Inc. submitted to the Securities Exchange Commission (the "SEC") sworn statements pursuant to SEC Order No. 4-460.

         On August 14, 2002, each of the Principal Executive Officer, Paul J. Sarvadi, and Principal Financial Officer, Richard G. Rawson, of Administaff, Inc. submitted to the SEC certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 .

         A copy of each of these statements, together with the related press release of Administaff, Inc. issued on August 14, 2002, are furnished herewith as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ADMINISTAFF, INC.


                                 By: /s/ John H. Spurgin, II
                                     ------------------------------------------
                                         John H. Spurgin, II
                                         Vice President, Legal, General Counsel
                                         and Secretary



Date: August 14, 2002


                                     Page 3

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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
     99.1           Statement Under Oath of Principal Executive Officer
                    Regarding Facts and Circumstances Relating to Exchange Act
                    Filings.

     99.2           Statement Under Oath of Principal Financial Officer
                    Regarding Facts and Circumstances Relating to Exchange Act
                    Filings.

     99.3           Certification of Chief Executive Officer Pursuant to 18
                    U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     99.4           Certification of Chief Financial Officer Pursuant to 18
                    U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     99.5           Press Release dated August 14, 2002.


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